Exhibit 10.10

RESTRICTED ACCOUNT AGREEMENT

This Restricted Account Agreement (as amended, restated or supplemented from time to time, this “Agreement”) is entered into this 28th day of September, 2007, by and among NORTH
FORK BANK, a New York banking corporation with offices at 275 Broadhollow Road,
Melville, New York 11747 (together with its successors and assigns, the “Bank”), ELEC
COMMUNICATIONS CORP., a New York corporation with offices at 75 South Broadway
Suite 302, White Plains, New York 10601 (together with its successors and assigns, the
“Company”), and LV ADMINISTRATIVE SERVICES, INC., a Delaware corporation (together with its successors and assigns, the “Agent”).

WHEREAS, the Company, the Agent, Calliope Capital Corporation (“Calliope”), Valens
Offshore SPV II, Corp. (“Valens”) and certain other purchasers (together with Calliope and
Valens, collectively, the “Purchasers”) are party to a Securities Purchase Agreement (as amended, modified or supplemented from time to time, the “Purchase Agreement”) pursuant to which the Purchasers have provided financing to the Company. Unless otherwise defined herein, capitalized terms used herein shall have the meaning provided such terms in the Purchase
Agreement;

WHEREAS, the Company and the Agent have retained the Bank to provide certain services with respect to the Restricted Account (as defined below); and

WHERERAS, the Company and the Creditor Parties have agreed that an amount of cash equal to $2,664468.28 shall be deposited by the Agent on behalf of the Company by wire transfer of immediately available funds into the Restricted Account, which cash shall be held by the Bank for the benefit of the Creditor Parties, as security for the Company’s obligations under the Purchase Agreement and the Related Agreements. For the purposes of this Agreement, the
“Restricted Account” shall mean that certain deposit account (as defined in Section 9-102 of the
Uniform Commercial Code as in effect in the State of New York on the date hereof) described on Exhibit B hereto, which Restricted Account shall be maintained at the Bank and shall be in the sole dominion and control of the Agent;

NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The Bank is hereby authorized to accept for deposit into the Restricted Account the sum of $2,664468.28. The Bank hereby agrees to hold any and all monies, and other amounts from time to time on deposit and/or held in the Restricted Account for the benefit of the
Creditor Parties and shall not release any monies held in the Restricted Account until such time as the Bank shall have received a notice from the Agent substantially in the form attached hereto as Exhibit A (a “Release Notice”). Following the receipt of a Release Notice from the Agent, the
Bank agrees to promptly disburse the amount of cash referred to in such Release Notice to such account as the Agent shall determine in its sole discretion. The Bank hereby agrees that it will only comply with written instructions originated by the Agent directing disposition of funds in the Restricted Account. The Company hereby irrevocably authorizes the Bank to comply with any and all instructions given to the Bank by the Agent with respect to the Restricted Account without further consent by the Company. The Bank, the Company and the Agent agree that the
Restricted Account is in the Agent’s sole dominion and control, for the benefit of the Creditor
Parties.

2. Each of the Company, the Agent and the Bank hereby agrees that the Restricted
Account shall not be closed, and the account name and account number in respect thereof shall not be changed, in any case, without the consent of the Agent, except as specifically provided for in Section 9 below.

3. The Bank hereby subordinates any claims and security interests it may have against, or with respect to, the Restricted Account (including any amounts from time to time on deposit therein) to the security interests of Agent therein, and agrees that no amounts shall be charged by it to, or withheld or set-off or otherwise recouped by it from, the Restricted Account or any amounts from time to time on deposit therein; provided that, in connection with all service charges and any other charges which the Bank is entitled to receive in connection with the servicing and maintaining of the Restricted Account (such charges, collectively, the “Charges”), each of the Company, the Agent and the Bank hereby agrees that the Bank will collect such
Charges in the following manner: (i) first, the Bank will charge other deposit accounts maintained by the Company with the Bank, (ii) second, in the event that there are insufficient collected funds in such other deposit accounts to pay such Charges, the Bank will promptly notify the Company and the Agent with respect to same and, within seven (7) business days of the Company’s receipt of such notice, the Company shall pay to the Bank the full amount of such
Charges then due, and (iii) third, if the Company fails to pay to the Bank such Charges then due within the time period set forth in the preceding clause (ii), the Bank will promptly provide a written notice to the Agent of such occurrence and, in such case, the Bank is hereby authorized, following a period of five (5) business days after the receipt of such written notice by the Agent, to deduct such Charges then due from the Restricted Account, unless, during such five (5)
business day period, the Agent pays the amount of any such Charges then due to the Bank from its own account. Except for the payment of the Charges as set forth in the immediately preceding proviso, the Bank agrees that it shall not offset, deduct or claim against the Restricted
Account unless and until the Agent has notified the Bank in writing that all of the Company’s obligations under the Purchase Agreement and the Related Agreements have been performed.

4. The Company and the Bank agree that the maintenance by the Bank of the
Restricted Account shall be as agent for the Creditor Parties. The Bank shall be responsible for the performance of only such duties as are set forth herein. The Bank’s duties hereunder, however, are merely ministerial, and the Bank shall have no liability or obligation to the
Company or any Creditor Party or to any other person for any act or omission of the Bank in connection with the performance of the Bank’s duties in servicing and/or maintaining the
Restricted Account, except for acts of gross negligence or willful misconduct by Bank. IN NO
EVENT, HOWEVER, SHALL THE BANK HAVE ANY RESPONSIBILITY FOR
CONSEQUENTIAL, INDIRECT, SPECIAL OR EXEMPLARY DAMAGES OR LOST
PROFITS, WHETHER OR NOT IT HAS NOTICE THEREOF, AND REGARDLESS OF THE
BASIS, THEORY OR NATURE OF THE ACTION UPON WHICH THE CLAIM IS
ASSERTED, NOR SHALL IT HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE

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VALIDITY OR ENFORCEABILITY OF ANY SECURITY INTEREST OR OTHER
INTEREST OF THE AGENT OR THE COMPANY IN THE RESTRICTED ACCOUNT. In
furtherance of and without limiting the foregoing, the Company and the Agent agree that the
Bank shall not be liable for any damage or loss to them for any delay or failure of performance arising out of the acts or omissions of any third parties, including, but not limited to, various communication services, courier services, the Federal Reserve system, any other bank or any third party who may be affected by funds transactions, fire, mechanical, computer or electrical failures or other unforeseen contingencies, strikes or any similar or dissimilar cause beyond the reasonable control of the Bank. This paragraph shall survive the termination of this Agreement.

5. Except where the Bank has been grossly negligent or has acted in bad faith, each of the Agent and the Company and their respective successors and assigns will release the Bank from and shall indemnify and hold the Bank harmless from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable counsel fees, whether arising in an action or proceeding among the parties hereto or otherwise, without regard to the merit or lack of merit thereof) to which the Bank may become subject, or which it may suffer or incur, arising out of or based upon this Agreement or the actions contemplated hereby. This paragraph shall survive termination of this Agreement.

6. The Bank shall be fully protected in acting on any order or direction by the Agent respecting the items received by the Bank or the monies or other items in the Restricted Account without making any independent inquiry whatsoever as to the Agent’s rights or authority to give such order or direction or as to the application of any payments made pursuant thereto.

7. Nothing in this Agreement shall be deemed to prohibit the Bank from complying with its customary procedures in the event that it is served with any legal process with respect to the Restricted Account.

8. The rights and powers granted in this Agreement to the Agent have been granted in order to protect and further perfect its security interests in the Restricted Account (including any amounts from time to time on deposit therein) and are powers coupled with an interest and will be affected neither by any purported revocation by the Company of this Agreement or the rights granted to the Agent hereunder or by the bankruptcy, insolvency, conservatorship or receivership of the Company or the Bank or by the lapse of time.

9. This Agreement may not be amended or waived except by an instrument in writing signed by each of the parties hereto. This Agreement may be terminated by the Bank upon giving the Company and the Agent thirty (30) days prior written notice. The Agent shall designate a successor bank on or prior to the effective date of such termination and the Bank shall deliver the balance in the Restricted Account to such successor bank. Any notice required to be given hereunder may be given, and shall be deemed given when delivered, via telefax, U.S.
mail return receipt requested or nationally recognized overnight courier to each of the parties at the address set forth above. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be. This Agreement shall be governed by, and construed in accordance with, the laws of the

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State of New York, without regard to its conflict of laws principles. This Agreement sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein. EACH OF THE
PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT
TO ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR
CONTEMPLATED BY THIS AGREEMENT. THE BANK, THE COMPANY AND THE
AGENT EACH HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE
FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE COUNTY OF NEW
YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR
ANY MATTERS CONTEMPLATED HEREBY OR THEREBY.

* * * *

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Agreed and accepted this 28th day of September, 2007.

NORTH FORK BANK

By: /s/ North Fork Bank_________ ____
Name:
Title:

LV ADMINISTRATIVE SERVICES, INC.,
as Agent

By: /s/ Pat Regan___________________
Name: Pat Regan
Title: Senior Managing Director

ELEC COMMUNICATIONS CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer